Exhibit 99.1

Investor Presentation March 2024

Disclaimer 2 About this Presentation ● This investor presentation (together with oral statements made in connection herewith, this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the business of Thunder Power Holdings Limited (“Thunder Power”) and for no other purpose . This Presentation includes references to the proposed business combination (the “Proposed Business Combination”) between Feutune Light Acquisition Corporation (“FLFV”) and Thunder Power, pursuant to which Thunder Power will become a wholly - owned subsidiary of FLFV . In connection with the closing of the Proposed Business Combination, FLFV will change its name to “Thunder Power Holdings, Inc . ” The continuing combined entity is hereinafter referred to as the “Combined Entity . ” ● Information contained herein does not purport to be all - inclusive and none of Thunder Power, FLFV or any of their respective stockholders, affiliates, representatives, controls persons, partners, members, managers, directors, officers, employees, advisers, contract counterparties or agents makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation including but not limited to information on the Proposed Business Combination . Recipients of this Presentation should make their own evaluation of the Combined Entity and of the relevance and accuracy of the information and should make such other investigations as they deem necessary . This Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Thunder Power, FLFV or the Combined Entity . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situation or financial needs . ● This Presentation does not constitute ( i ) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Thunder Power, FLFV or the Combined Entity or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of the U . S . Securities Act of 1933 , as amended (the “Securities Act”) . This Presentation is not intended to constitute the basis of any voting or investment decision with respect to the Proposed Business Combination or the securities of FLFV, Thunder Power, or the Combined Entity . You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . NEITHER THE U . S . SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY OTHER REGULATORY AUTHORITY OR STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES DESCRIBED HEREIN OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE . ● The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions . The recipient of this Presentation acknowledges that it is ( i ) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder .

3 Disclaimer (Continued) Use of Data ● This Presentation contains information, estimates and other statistical data derived from third party sources, including research, surveys or studies conducted by third parties, information provided by customers, and/or industry publications . Although FLFV and Thunder Power believe that such information is accurate and that the sources from which it has been obtained are reliable, such information involves a number of assumptions and limitations and due to the nature of the techniques and methodologies used in such market research, neither Thunder Power nor FLFV can guarantee the accuracy of such information, and neither Thunder Power nor FLFV have independently verified such information . Neither Thunder Power or FLFLV are making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein . Thunder Power and FLFV expressly disclaim any and all liability which may be based on such information, errors therein or omissions therefrom . ● Certain information contained in this Presentation relates to or is based on Thunder Power’s own internal estimates and research . In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while Thunder Power believes its internal research is reliable, such research has not been verified by any independent source and none of Thunder Power, FLFV or any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information . Forward Looking Statements ● Certain statements in this Presentation are not statements of historical fact, but are "forward - looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements include, but are not limited to, future events such as the Proposed Business Combination with FLFV or Thunder Power’s future financial or operating performance . For example, projections of future revenue, statements about estimates and forecasts of other performance metrics and projections of market opportunity are forward - looking statements . Forward - looking statements are generally accompanied by words such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward - looking . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . Many actual events and circumstances are outside the control of FLFV or Thunder Power, and some important factors that could cause actual results to differ materially include changes in domestic and foreign business, market, financial, political and legal conditions, and those factors set forth in the documents of FLFV and Thunder Power filed, or to be filed, with the SEC .

4 Disclaimer (Continued) ● These “forward - looking statements” are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Thunder Power’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Thunder Power and FLFV . These forward - looking statements are subject to a number of risks and uncertainties, including : changes in Thunder Power’s business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required security holders or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Combined Entity ; failure to realize the anticipated benefits of the Proposed Business Combination ; risks relating to the uncertainty of the projected financial information with respect to Thunder Power ; Thunder Power’s ability to successfully and timely develop its technology and products ; competition ; demand for Thunder Power’s current and future offerings ; and those factors discussed in documents that are filed, or to be filed, by FLFV and Thunder Power with the SEC . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither FLFV nor Thunder Power presently know or that FLFV or Thunder Power currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward looking statements reflect FLFV’s and Thunder Power’s expectations, plans or forecasts of future events and views as of the date of this Presentation . FLFV and Thunder Power anticipate that subsequent events and developments will cause their respective assessments to change . However, while FLFV and Thunder Power may elect to update these forward - looking statements at some point in the future, FLFV and Thunder Power specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing any of FLFV’s or Thunder Power’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements, which speak only as of the date they are made . Financial Information ● The financial information and data contained in this Presentation may be unaudited and not conform to Regulation S - X promulgated under the Securities Act . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement (as defined herein) filed with the SEC by FLFV and any amendments thereto . ● Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments . Certain other amounts that appear in this Presentation may not sum due to rounding .

5 Disclaimer (Continued) Use of Projections ● This Presentation contains financial forecasts with respect to Thunder Power’s projected financial results, including Revenue and EBITDA for Thunder Power and its segments for fiscal years 2025 E through 2029 E . Neither Thunder Power’s or FLFV’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties, a number of which are beyond the control of either Thunder Power or FLFV and are subject to change, that could cause actual results to differ materially from those contained in the prospective financial information . Moreover, Thunder Power operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time . It is not possible to predict all risks, nor assess the impact of all factors on Thunder Power’s business or the extent to which any factor, or combination of factors, may cause Thunder Power’s actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition . In addition, the analyses of Thunder Power and FLFV contained in this Presentation are not, and do not purport to be, appraisals of the securities, assets or business of Thunder Power, FLFV, the Combined Company or any other entity . Accordingly, there can be no assurance that the prospective results, including those discussed in this Presentation, are indicative of the future performance of Thunder Power or the Combined Entity, or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained in this Presentation . Any data on past performance or modeling contained herein are not an indication of future performance . Important Information ● In connection with the Proposed Business Combination, FLFV and Thunder Power filed with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus on December 7 , 2023 (as amended, the “Registration Statement”) . After the Registration Statement is declared effective by the SEC, FLFV will mail a definitive proxy statement/prospectus relating to the Proposed Business Combination to its shareholders in connection with FLFV’s solicitation of proxies for the vote by FLFV’s stockholders and in connection with the offer of the securities in connection with the Proposed Business Combination . This Presentation does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination . FLFV’s and Thunder Power’s respective shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, any amendments thereto and the definitive proxy statement/prospectus and other documents filed with the SEC in connection with the Proposed Business Combination, as these materials will cover important information about FLFV, Thunder Power and the Proposed Business Combination . Interested parties will be able to obtain copies of the preliminary proxy statement/prospectus, any amendments, and other documents filed with the SEC, without charge, once available, at the SEC’s website at www . sec . gov, or by directing a request to Thunder Power at albert . chen@tpev . com .

6 Disclaimer (Continued) Trademarks ● Thunder Power owns or has rights to trademarks, service marks, and trade names that it uses in this Presentation that are important to its business, many of which are registered under applicable intellectual property laws . This Presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners . Solely for convenience, trademarks, trade names and service marks referred to in this Presentation may appear without the ®, or SM symbols, but such references are not intended to indicate, in any way, that Thunder Power or FLFV will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these trademarks, trade names and service marks . Thunder Power and FLFV do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply a relationship with, or endorsement or sponsorship of Thunder Power or FLFV by any other parties . ● Recipients of this Presentation should conduct their own due diligence and independent evaluation of Thunder Power and FLFV . Thunder Power and FLFV do not intend to update or otherwise revise this Presentation following its distribution and Thunder Power and FLFV make no representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this Presentation after the date of this Presentation . Participants in Solicitation ● FLFV, Thunder Power, and certain of their respective directors, executive officers and other members of management, agents and employees may, under the SEC’s rules, be deemed to be participants in the solicitations of proxies from FLFV’s stockholders in connection with the Proposed Business Combination . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FLFV’s stockholders in connection with the Proposed Business Combination and a description of their direct and indirect interests is set forth in the Registration Statement . Stockholders, potential investors and other interested persons should read the Registration Statement and other relevant materials filed and to be filed with the SEC regarding the Proposed Business Combination carefully before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above .

7 Feutune Light Acquisition Corporation Overview Post - combination Value Creation Strong Management Team Seasoned and strong management having a track record of driving growth and profitability High Growth Potential Pursue businesses with the p otential for revenue and earnings growth through a combination of business, management, and resources Competitive Advantage Competitive advantages and/or underexploited expansion opportunities that can benefit from access to additional capital as well as FLFV management team’s industry relationships and expertise . Benefit from Being a Public Company B usinesses which can effectively utilize access to broader sources of capital and a public profile Feutune Light Acquisition Corporation (NASDAQ:FLFV) is a publicly listed special purpose acquisition company with approximately $53M of cash held in trust as of September 30, 2023. Business Strategy • To identify, acquire, and initiate business combination with the mindset and goal to build and grow companies from various industries. • To seek potential targets in which FLFV believes it can materially grow revenue and earnings through the efforts of a combined management team follow by a completion of initial business combination.

Transaction Highlights

Offering Size	• Feutune Light Acquisition Corporation (NASDAQ:FLFV) is a publicly listed special purpose acquisition company with approximately $53M of cash held in trust as of September 30, 2023. On October 26, 2023, FLFV entered into a business combination agreement with Thunder Power Holdings Limited, a British Virgin Islands company • Seeking a commitment via PIPE
Transaction Consideration	• 40,000,000 shares of FLFV common stock at $10.00 per share • 20,000,000 shares of FLFV common stock at $10.00 per share, in earnout shares to be released in the years 2024, 2025 or 2026, contingent on the satisfaction of certain performance conditions
Pro Forma Ownership	• Thunder Power's existing shareholders will hold approximately 79.0% of the outstanding shares of the Combined Entity • FLFV Sponsor common shares, TPHL Management's common shares and certain Shareholders are subject to lock-up restrictions
Cash on Closing Condition	• The available cash after redemption of FLFV shares of common stock, payment of any deferred underwriting fees, and reasonable transaction expenses of either Party, plus the proceeds of the Transaction Financing shall be no less than $5,000,000

SPAC Management Team



Tony Tian, CFA
CEO

- Managing Director, Head of Capital Markets of US Tiger Securities, Inc.
- Former Founder and President of Weitian Group, providing corporate advisory and IR consultancy service
- 15-year sell-side equity research experience covering TMT and semiconductor industry with senior positions at Merriman Capital, Oppenheimer, Ladenburg Thalmann, Ticonderoga Securities
- MBA Degree NYU, M.A. degree in Economics from University of Connecticut



Dr. Lei Xu
President

- Executive President of Boya Foundation; Former Chairwoman of Peking University Alumni Association of Southern California (PUAASC); Limited Partner at Seraph Group
- Professor in the Department of Geography & the Environment at California State University – Fullerton
- PhD and M.S. in Geography from McMaster University



Yuanmei Ma
CFO

- Former CFO of Mayrock Automotive Inc.
- Former Director of investor relation at Highpower International Inc. (formerly Nasdaq: HPJ)
- Served as CFO for Baosheng (Buddha) Steel Inc. (formerly OTCBB: AGVO), Yihe Pharmaceutical Company Ltd, Zhongpin Inc., (formerly Nasdaq: HOGS)
- Executive MBA from both INSEAD Business School and Tsinghua University, BA in accounting from Arkansas State University.

8

FEUTUNE LIGHT

thunder power

9 Thunder Power’s Mission To power the future with style , innovation , and optionality .

10 What We Do We develop and manufacture premium passenger electric vehicles with differentiated designs and solutions for every lifestyle.

Europe United States 11 Market Opportunity Global new EV car sales exceeded 70m units in 2022. 14% of global new car sales were EVs in 2022 • 25% of global EV sales • 1 out of every 5 new cars sold in 2022 was an EV • 8% of global EV sales • EV sales increased 55% in 2022 Source: International Energy Agency (IEA) , Global EV Outlook 2023, Apr. 2023, available at https://www.iea.org/reports/globa l - e v - outlook - 2023 Our EVs enable people to do the right thing by reducing their carbon emissions footprint, without compromising on the style or comfort of their vehicle, suited to a range of lifestyles.

12 Global EV Sales GLOBAL PENETRATION RATE based on Bloomberg NEF's Electric Vehicle Outlook 2023: • The EV share of global new passenger vehicle sales jumps from 14% in 2022 to a projected 30% in 2026. • Longer term, EVs are forecasted to reach 44% of global passenger vehicle sales by 2030 and 75% by 2040 . Global Near - Term Passenger EV Sales Source: BloombergNEF , Electric Vehicle Outlook 2023, available at https://assets.bbhub.io/professional/sites/24/2431510_BNEFElectricVehicleOutlook2023_ExecSummary.pdf 0 5 10 15 20 25 30 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Millions of Vehicles

Why Now 13 Ongoing developments in EV charging infrastructure have encouraged broader customer bases to consider purchasing EVs Our advanced battery technology helps extend driving range at a competitive price point Increasing global regulatory emphasis on sustainability Multiple market opportunities

Key Benefits 14 Extensive Driving Range Differentiated Design Battery & Battery Management System Modular Production Proprietary Technology Industry Experience Competitive driving range of 750 km, or roughly 466 miles, made possible by several patented features that are lighter than competing systems 1 E ye - catching, stylish designs and ergonomic car interface sets Thunder Power apart, which we expect will enhance customer satisfaction 3 Allows for greater commonality of parts across model line - up & ensures reduced development costs and truncated time required to ramp new models Advanced battery pack uses 18,650 cylindrical batteries in each EV, while the Battery Management System prolongs the battery cycle life and improves passenger safety by predicting the remaining battery life that the EV has sufficient power to reach a safe location and diagnosing potential battery malfunctions 2 Core competency is innovative and proprietary technology solutions including 154 currently active patents in the United States More than 40 years of accumulated experience in the field of electric vehicle development provides significant background in developing EV - specific technology 1. Thunder Power's Limited Edition Coupe is expected to have a 750 kilometer (466 mile) driving range, based on Thunder Power's tes ting and internal valuation. 2. Our BMS system modulates and monitors the temperature range efficiently, which can increase the tolerance of battery cell vol tag e limits, and power output limit. 3. Thunder Power engaged the leading Italian automotive design house, Zagato, to design and develop prototypes of its EVs.

Limited Edition Coupe Compact City Car Long - range Sedan Long - range SUV 15 Thunder Power Family of Vehicles

Limited Edition Coupe 16 Chart Your Own Course European styling with superior comfort, performance, and craftsmanship. 750 km (or 466 m) driving range Note: Specifications above are based o n Thunder Power's internal analysis and valuation of the prototype models.

Compact City Car 17 Born for the Streets 350 km (or 217 m) driving range Perfect for city living, daily commutes, or a busy college campus. Note: Specifications above are based o n Thunder Power's internal analysis and valuation of the prototype models.

Long - range Sedan 18 Born without Limits 700 km (or 435 m) driving range Superior acceleration, zero to 100km in 3.2 seconds Note: Specifications above are based o n Thunder Power's internal analysis and valuation of the prototype models.

Long - range SUV 19 Go the Distance 700 km (or 435 m) driving range One of the highest battery capacity in its class at 110 kWh Note: 1. Specifications above are based o n Thunder Power's internal analysis and valuation of the prototype models. 2. The comparison of highest battery capacity is based on the model comparison of comparable SUVs on slide 29

20 Technology The configuration not only improves vehicle handling and reduces body weight , but it also allows maximum flexibility in interior design . Multi - link Suspension System Modular Chassis with Lightweight Engineering Cost - effective modularity utilized by all four current EV models of Thunder Power. Latest welding technology combines aluminum, steel, and carbon fiber, reducing the weight by more than 40% and improving body rigidity, structural efficiency, safety, and system performance. Wireless Charging A wireless charging device connected to a wireless charging station will provide high - speed charging to the car.. The game - changing technology is expected to rewrite charging in the EV industry and drive B2B and B2C demand. The patent is currently owned by the founder - Mr. Wellen Sham. . Battery cells Battery module Battery pack Cost - efficient battery pack is smaller and lighter than competing technologies. Battery Pack & Management System Battery Management System prolongs the battery cycle life and improves passenger safety by predicting the remaining battery life that the EV has sufficient power to reach a safe location and diagnosing potential battery malfunctions.

Production Timeline

Phase 1 – Production of Coupe and City Car for Branding

- European outsourcing strategy leveraging high-quality vendor relationships
- Planned production of 100 units of the Limited Edition Coupe and 700 units of City Car in 2025.

Phase 2 – Manufacturing Base in the U.S.

- Construct manufacturing base in the U.S., hire personnel, and begin production of City Car and Sedan in 2026.

Phase 3 – Mass Production

- Proceeds from the Coupe, Sedan, and City Car sales in FY26 & FY27 will be used to fund the SUV project.

	2025	2026	2027	2028	2029
Coupe					
Number of Units	100	200	118	0	0
Sale Price (USD$)	198,000	200,000	210,000	0	0
Revenue (USD$)	19,800,000	40,000,000	24,780,000	0	0
City Car					
Number of Units	700	10,000	14,000	30,000	50,000
Sale Price (USD$)	32,000	32,000	32,000	34,000	36,000
Revenue (USD$)	22,400,000	320,000,000	448,000,000	1,020,000,000	1,800,000,000
Sedan					
Number of Units	0	1,000	3,000	5,000	10,000
Sale Price (USD$)	0	55,000	55,000	57,750	60,000
Revenue (USD$)	0	55,000,000	165,000,000	288,750,000	600,000,000
SUV					
Number of Units	0	0	0	5,000	10,000
Sale Price (USD$)	0	0	0	60,000	60,000
Revenue (USD$)	0	0	0	300,000,000	600,000,000

21

FEUTUNE LIGHT

thunder power

1 2 3 Phases 29,000 60,000 90,000 140,000 200,000 0 50,000 100,000 150,000 200,000 250,000 2025 2026 2027 2028 2029 2030 Expected Annual Production Capacity Outsourcing in Europe 22 Planned Annual Production Capacity in the U.S.

Go - To - Market Strategy 23 • Limited Edition Coupe will be the technology and design showcase of the Brand and to establish brand awareness • C ompact City Car will be launched later, targeting the general public market • Since the consumer journey is much shorter, we target to reach a wider audience and engage with potential customers before they start thinking about buying a car • Create creditability in the consumer market • Presale (Historical benchmarks: Lamborghini) • 1 flagship showroom in each pilot city PILOT FLAGSHIP SHOWROOM TARGET CONSUMERS MILLENNIAL, WITH A FOCUS ON CITY WORKING AND LIVING LOCALS, WITHIN THE 20 - 35 AGE DEMOGRAPHIC. THEY CAN BE: 1) An EV driver who wants to switch to something different and more fashionable 2) An Angeleno who has just become financially independent and wants to buy an essential car for his/her commute in the city lifestyle Note: the pictures are design rendering, not yet actual showrooms in reality

Who We Are



Wellen Sham
Founder

- Entrepreneur with 30 years' experience at high-tech operations & public company leadership, private equity, and VC investment & fund management.
- Deputy CEO at TJ Innova Engineering & Technology, biggest car design company in China.
- >10 years management experience in automotive industry.



Coleman Bradley
Chairman

- Successful real estate & hospitality entrepreneur
- Engaged with tech company focused on EV heavy-duty trucks.
- Executed successful commercial & residential real estate transactions in U.S. with large publicly traded companies and private investor partnerships.
- Develop publicly traded US restaurant chain in North Carolina.



Christopher Nicoll
CEO

- An experienced automotive commercial leader, with specialist knowledge in new markets, restructuring, dealer networks and brand management .
- >30 years experience in premium car companies including Land Rover, BMW and Lotus Car.
- Was the CEO of Fiat Group's UK and Gemany market.



Yuanmei MA
CFO

- Served as the CFO in various sectors including Aiways Group, an EV company, Mayrock Automotive Inc., a zero-emission commercial mobility company, Fortune Rise Acquisition Corporation, a Nasdaq listed SPAC, Baosheng Steel Inc., Yihe Pharmaceutical Company Ltd., Zhongpin Inc., and (Formerly Nasdaq: HOGS),



Thomas Hollihan
Board of Directors

- Professor Hollihan publishes in argumentation, media and politics, media diplomacy, political campaign communication, contemporary rhetorical criticism, and the impact of globalization on public deliberation.
- Chairs the Executive Committee of the USC US-China Institute.



Kevin Vassily
Board of Directors

- Finance professional with 20 years of experience in banking and investment research, plus 8 years of operational roles in high tech, including business development and corp development. Currently CFO of $100mln ecommerce services company.
- Independent director of Denali Capital Acquisition Corp and Aimfinity Investment Corp.

24

FEUTUNE LIGHT

thunder power

Who We Are



Dr. Mingchih Chen
Board of Directors

- A highly accomplished professional with a strong background in industrial engineering and academia.
- A Professor at Fu Jen Catholic University's Graduate Institute of Business Administration
- Served as the Executive Director of the Artificial Intelligence Development Center at Fu Jen Catholic University
- Owns a Doctoral degree in Industrial Engineering from Texas A&M University.



Albert Chen
Head of Marketing & Patent Management

- Leverages engineering background to combine technical knowledge with sales and marketing data into product strategies.
- >10 years sales experience in tech & software sectors in USA, Europe and China.
- Stanford University



Wayne Jo
Director & Head of Financial Planning & Analysis

- 5 years at Deloitte specialized in Financial Services
- 4 years regional FP&A experience at public insurance companies (Manulife & Cigna)
- 5 years Corporate Finance + FP&A experience at Thunder Power
- Certified CPA



Dr. Lou Yin Jao
SVP, R&D - Powertrain

- Cutting-edge researcher in industrial motor design
- Held senior positions at leading industrial companies, including Atech Totalsolution
- >30 years industry experience
- Holds 35 patents in the US & Taiwan concerning motor configuration design



Steve Ooi
Head of Homologation

- Automotive industry veteran with extensive experience in program management and test and validation
- Held roles at Visteon and IDIADA Automotive Technology.
- Manages vehicle validation and homologation at Thunder Power..

25

FEUTUNE LIGHT

thunder power

26 Company Structure – Thunder Power Holdings Limited Electric Power Technology Ltd (Taiwan List Co. 4529) Gen J Holdings LLC (Delaware, USA) Other Investors 22.03% 28.19% 10.92 % Thunder Power Holdings Ltd (BVI) Thunder Power New Energy Vehicle Development Ltd (BVI) *AS OF 31 DECEMBER 2023 100 % Gen M Holdings LLC (Delaware, USA) 11.01 % Gen A Holdings LLC ( Delaware, USA ) 11.01 % Old Gen Holdings LLC (Delaware, USA) 11.01 % Wellen Sham 5.83%

27 Appendix Model Comps Financial Forecast Transaction Summary Thunder Power Traction Drivetrain Overview Summary of Risk Factors

Weight ( lbs ) Limited Edition Coupe 28 Battery Capacity (kWh) Acceleration (0 - 60mph) Top Speed (mph) Horsepower (kW) Range (m) Price (USD) $198,000 Coupe Roadster Air Dream Owl GranTurismo Folgore Nevera Evija $200,000 $169,000 $3,200,000 $215,000 $2,200,000 $2,300,000 466 4,300 120 155 380 3.2 seconds 620 unavailable 200 >250 1,000 1.9 seconds 471 5,386 120 168 696 2.9 seconds 249 4,409 69 257 1,476 1.7 seconds 450 5,000 92.5 320 560 2.7 seconds 342 5,070 120 258 1,427 1.7 seconds 250 4,160 93 218 1,500 <3 seconds Source: data available from multiple publicly available sources, internally researched, analyzed and collated by Thunder Powe r All data is based on each respective manufacturers' specifications as of the date of this presentation. Comparison based on each manufacturers' models that most closely resemble those of Thunder Power. Tesla hasn’t announced the price for Roadster. $200,000 is the best estimation from publicly available sources.

Long - range Sedan 29 Battery Capacity (kWh) Acceleration (0 - 60mph) Top Speed (mph) Horsepower (kW) Weight ( lbs ) Range (m) Price (USD) $55,000 Sedan I5 eDrive40 Model S Air Pure Taycan Polestar 5 Mullen Five $66,800 $71,090 $74,900 $90,900 $100,000 $55,000 435 4,189 110 155 360 3.2 seconds 270 - 295 4,916 81.2 120 250 5.7 seconds 305 4,560 100 130 500 3.1 seconds 410 5,152 94 140 358 4.5 seconds 208 4,568 79.2 143 300 5.1 seconds >300 unavailable 103 unavailable 659 unavailable 325 unavailable 95 155 unavailable 3.2 seconds Source: data available from multiple publicly available sources, internally researched, analyzed and collated by Thunder Powe r: All data is based on each respective manufacturers' specifications as of the date of this presentation. Comparison based on each manufacturers' models that most closely resemble those of Thunder Power. Both Polestar 5 and Mullen Five are not officially announced. All data of them are the best estimation from publicly availabl e s ources.

Weight ( lbs ) Compact City Car 30 Battery Capacity (kWh) Acceleration (0 - 60mph) Top Speed (mph) Horsepower (kW) Range (m) Price (USD) $32,000 City Car 217 2,094 36 - 40 87 75 - 115 7.1 seconds $35,990 Model 3 272 3,891 57.5 125 208 5.8 seconds $28,500 VW E - Up! 159 2,723 36.8 81 61 11.9 seconds $32,675 Kona Electric SE 200 3,571 48.6 107 99 6.7 seconds $39,800 Niro EV Wind 253 3,721 64.8 Unavailable 150 7.1 seconds $28,140 Leaf S 149 3,509 40 106 110 6.8 seconds $49,900 Polestar 2 Long Range Single Motor 320 4,516 82 127 299 5.9 seconds $38,995 ID.4 Standard 209 4,698 77 100 150 7.6 seconds $30,900 Mini Cooper SE 114 3,143 32.6 93 135 6.9 seconds $27,495 Bolt EV 259 3,589 68 93 149 6.6 seconds Source: data available from multiple publicly available sources, internally researched, analyzed and collated by Thunder Powe r All data is based on each respective manufacturers' specifications as of the date of this presentation. Comparison based on each manufacturers' models that most closely resemble those of Thunder Power.

Long - range SUV 31 Battery Capacity (kWh) Acceleration (0 - 60mph) Top Speed (mph) Horsepower (kW) Weight ( lbs ) Range (m) Price (USD) $60,000 SUV Model X Model Y Performance EQE 350 Q8 e - tron I - Pace R - Dynamic ES6 $79,990 $52,940 $77,900 $74,400 $72,000 $69,000 435 4,519 110 155 430 3.5 seconds 335 5,594 100 130 500 3.8 seconds 285 4,398 75 155 470 3.5 seconds 253 5,412 89 112 215 6.2 seconds 285 5,962 114 124 300 5.4 seconds 292 4,868 90 124 295 4.5 seconds 578 5,049 75 124 360 4.5 seconds Source: data available from multiple publicly available sources, internally researched, analyzed and collated by Thunder Powe r: All data is based on each respective manufacturers' specifications as of the date of this presentation. Comparison based on each manufacturers' models that most closely resemble those of Thunder Power.

32 Financial Forecast $42.2 $415.0 $637.8 $1,608.8 $3,000.0 $0 M $500 M $1,000 M $1,500 M $2,000 M $2,500 M $3,000 M $3,500 M $4,000 M Special Edition Coupe - 488 (outsource) SUV City Car (outsource) City Car Sedan $(44.9) $18.7 $34.6 $252.6 $539.9 -$100 M $0 M $100 M $200 M $300 M $400 M $500 M $600 M 2025 E 2026E 2027E 2028E 2029E 2025 E 2026E 2027E 2028E 2029E EBITDA Forecast (1) 24.7% 23.49% 26.29% 28.7% Gross Margin % REVENUE Forecast (1) (1) Revenue and EBITDA are based on multiple assumptions and competitive market conditions. Projections are subject to high d egr ee of uncertainty and may not be achieved within the time frame . Please refer to the Summary Risk Factors at the end of this Presentation, and also the "Risk Factor" section of the registration sta tem ent on Form S - 4, as amended. REVENUE EBITDA

33 Transaction Summary Sources ($ in millions) $53 FLFV Cash in Trust (1) $400 Thunder Power Equity Rollover (2) TBD Pipe $453 Total Sources $400 Equity Issued to Thunder Power Shareholders $47 Cash to Balance Sheet (1) $6 Total Estimated Transaction Expenses (3) $453 Total Uses Pro - Forma Capitalization Uses ($ in millions) $10.00 Share Price 50.6 Pro - Forma Shares Outstanding (millions) $506 Pro - Forma Market Capitalization $0 Plus Net Debt $47 Less Cash $459 Pro - Forma Enterprise Value ( $ M) Pro - Forma Ownership (1) (4) FLFV Sponsor 4.9% TPH Rollover Equity 79.0% FLFV Public Shareholders 11.8% Other Shareholders 4.3% • Pro - forma Enterprise Value of $459M • Existing TPH shareholders will retain 79.0% of the Combined Entity at close • TPH existing shareholders will receive up to 20M in earnout shares contingent on the satisfaction of certain performance conditions from 2024 - 2026 • The Proposed Business Combination is expected to close in 2024 Note: (1) Assumes no redemption from FLFV existing public shareholders (2) Does not include TPH earnout shares contingent on certai n performance conditions from 2024 - 2026. Assumes that no Thunder Power Extension Shares will be issued, as such terms are defined in the Business Combination Agreement. (3) Deferred IPO fees and fees from service providers (such as legal, audit and advisors), do es not include additional fees for PIPE (4)Pro - forma shares outstanding does not include the impact from the existing public or private FLFV wa rrant or Thunder Power equity incentive plan

EV Traction Drivetrain Product Core Competence (Patent Held by Wellen Sham)

Energy Efficient
- Develop synchronous motor with both PM and reluctance torque
- High fill factor bar-wound winding design
- Inverter drive with maximum efficiency vector control
- Could achieve high efficiency in a board speed & power range
- Greater driving range & Lower requirement for battery capacity

Scalability
- Product power range 50~250 kW with 4 frame size
- Standardized stator diameter and output power is varied by changing stack lamination
- Allows for a broad spectrum application for various type of electric vehicles

Fully Integrated
- Highly integrated motor/drive/gear
- Liquid cooling motor & inverter drive
- Compact & lightweight
- Optimized system performance

Cost Effective
- Could reduce rare earth PM utilization
- Maximum torque per Ampere control to reduce IGBT kVA rating
- Low pressure loss cooling tunnel design
- Integrated cooling jacket & motor frame design


Traction Motor
Traction Drivetrain System
Inverter Drive
Gear Transmission

34
FEUTUNE LIGHT
thunder power

35 Summary of Risk Factors All references to “Thunder Power,” “we,” “us” or “our” refer to the business of Thunder Power prior to the consummation of the Proposed Business Combination, and all references to the “Combined Entity” refer to “Thunder Power Holdings, Inc . ” following the consummation of the Proposed Business Combination . The forward - looking statements contained in this Presentation are subject to a number of risks and uncertainties, including the ability to protect the corporate reputation and brand of Thunder Power ; the impact from any future regulatory, judicial and legislative changes in Thunder Power’s or the Combined Entity’s industry ; the timing, costs, and outcome of any research and development activities ; the potential market size and demand for the products of Thunder Power and the Combined Entity ; developments in electric or alternative fuel technologies, or improvements in the internal combustion engine ; price of gasoline or other petroleum - based fuel ; and the impact of state and local regulators on the electric vehicle market . The summary risk factors presented below are certain of the risks of FLFV, Thunder Power and the Combined Entity, and is a non - exhaustive summary of the principal risks to which ( i ) Thunder Power’s business, operations and financial performance and (ii) the Business Combination, are subject to . Recipients of this Presentation should carefully consider these risks and uncertainties, together with the information in this Presentation, the risks set forth under “Risk Factors” and Thunder Power’s financial statements and related notes included in the Registration Statement on Form S - 4 , as amended, filed with the SEC . Recipients of this Presentation should carry out their own due diligence and consult their own respective financial, tax and legal advisors concerning any risks before making any investment decisions . Capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Registration Statement on Form S - 4 . Risks Related to the Business, Operations and Financial Performance of Thunder Power • Our limited operating history makes evaluating its business and future prospects difficult and may increase the risk of your investment . • We have incurred net losses each year since our inception and expect to incur increasing expenses and substantial losses for the foreseeable future . • We may be unable to adequately control the substantial costs associated with our operations . • Our Board of Directors may choose to defer or abandon the Merger . Risks Related to the automotive market including the Electric Vehicle Sector • The automotive market is highly competitive, and we may not be successful in competing in this industry . • Until the foreseeable future our revenue will be significantly dependent on a limited number of models . • We will have a third - party retail product distribution and a full - service network . • Our sales will depend in part on our ability to establish and maintain confidence in our long - term business prospects among consumers, analysts and others within our industry . • Our ability to generate meaningful product revenue will depend on consumer adoption of electric vehicles . • Developments in electric vehicle or alternative fuel technology or improvements in the internal combustion engine may adversely affect the demand for our vehicles . • Extended periods of low gasoline or other petroleum - based fuel prices could adversely affect demand for our vehicles, which would adversely affect our business, prospects, results of operations and financial condition .

36 Summary of Risk Factors(Continued) • If we fail to manage our future growth effectively, we may not be able to develop, manufacture, distribute, market and sell our vehicles successfully . • We are subject to risks associated with autonomous driving and advanced driver assistance system technology, and we cannot guarantee that our vehicles will achieve our targeted assisted or autonomous driving functionality within our projected timeframe, if ever . • Our business and prospects depend significantly on our brand . • We face risks associated with international operations, including unfavorable regulatory, political, tax and labor conditions, which could harm our business . • Uninsured losses could result in payment of substantial damages, which would decrease our cash reserves and could harm our cash flow and financial condition . • Increasing scrutiny and changing expectations from global regulations, our investors, customers and personnel with respect to our ESG practices may impose additional costs on us or expose us to new or additional risks . • The SEC and other parties may find that Thunder Power’s public - relations information before the production on any of our EVs may have misled investors or conditioned the market for investors or that we may have omitted to provide information that investors may reasonably find important to their investment decision . • Various States’ Automobile Manufacturer and Dealer Regulations may limit Thunder Power’s ability to implement its business model for the sale of the Coupe and for the servicing of its entire family of EVs in the U . S . EV market . Risks Related to the Business Combination and Redemptions • Your rights as a shareholder of Thunder Power will change as a result of the Merger and you may not be afforded as many rights as a shareholder of PubCo under applicable laws and its amended and restated memorandum and articles of association as you were as a shareholder of Thunder Power under applicable laws and the Thunder Power certificate of incorporation and bylaws . • Since some of PubCo’s directors, officers and assets may reside or may be located outside of the United States, investors may have difficulty enforcing judgments against these PubCo’s directors and officers . • Changes in domestic and foreign laws, including tax law changes, could adversely affect PubCo , its subsidiary and its shareholders, and our effective tax rate may increase whether we effect the Merger or not . Risks Related to Manufacturing and Supply Chain • We have not yet commenced mass production, and any significant delay in the design, manufacture, launch and financing could make it difficult for us to commence production and harm our business and prospects . • Our prospects for future growth depends upon our ability to maintain relationships with our suppliers and source suppliers for our critical components, and to completely build out our supply chain, while effectively managing the risks due to such relationships .

37 Summary of Risk Factors(Continued) • We are dependent on our suppliers and the inability of these suppliers to deliver necessary components of our products according to our schedule and at prices, quality levels and volumes acceptable to us, or our inability to efficiently manage these components or to implement or maintain effective inventory management and other systems, processes and personnel to support ongoing and increased production, could have a material adverse effect on our results of operations and financial condition . • Increases in costs, disruption of supply or shortage of materials, in particular for lithium - ion cells or semiconductors, could harm our business . • We must develop complex software and technology systems, including in coordination with vendors and suppliers, in order to produce our electric vehicles, and there can be no assurance such systems will be successfully developed . • If our manufacturing facilities become inoperable, we will be unable to produce our electric vehicles and our business will be harmed . • We rely on complex machinery for our operations, and production involves a significant degree of risk and uncertainty in terms of operational performance, safety, security and costs . If we update or discontinue the use of our manufacturing equipment more quickly than expected, we may have to shorten the useful lives of any equipment to be retired as a result of any such update, and the resulting acceleration in our depreciation could negatively affect our financial results . • We have no experience to date in mass manufacturing of our vehicles . • If our electric vehicles fail to perform as expected, our ability to develop, market and sell or lease our products could be harmed . • We face challenges providing charging solutions for our electric vehicles . • Insufficient reserves to cover future warranty or part replacement needs or other electric vehicle repair requirements, including any potential software upgrades, could materially adversely affect our business, prospects, financial condition and results of operations . • We may not be able to accurately estimate the supply and demand for our electric vehicles, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue . If we fail to accurately predict our manufacturing requirements, we could incur additional costs or experience delays . • Our facilities or operations could be adversely affected by events outside of our control, such as natural disasters, wars, health epidemics or pandemics, or security incidents . • Our electric vehicles will make use of lithium - ion battery cells, which have been observed to catch fire or vent smoke and flame . • Any unauthorized control, manipulation, interruption or compromise of or access to our products or information technology systems could result in loss of confidence in us and our products, harm our business and materially adversely affect our financial performance, results of operations or prospects . • We are subject to evolving laws, regulations, standards, policies, and contractual obligations related to data privacy and security, and any actual or perceived failure to comply with such obligations could harm our reputation and brand, subject us to significant fines and liability, or otherwise adversely affect our business .

38 Summary of Risk Factors(Continued) Risks Related to Post - Closing Operations • FLFV will have limited rights after the Closing to make claims for damages against Thunder Power or Thunder Power’s stockholders for the breach of representations, warranties, or covenants made by Thunder Power in the Merger Agreement . • Subsequent to the Closing, PubCo may be required to take write - downs or write - offs, restructuring and impairment, or other charges that could have a significant negative effect on its financial condition, results of operations, and the price of shares of PubCo Common Stock, which could cause you to lose some or all of your investment . • The FLFV Initial Stockholders own FLFV Common Stock that will be worthless, may be unable to be repaid in full for the working capital loans provided to FLFV, and may incur reimbursable expenses that may not be reimbursed or repaid if the Business Combination is not approved . Such interests may have influenced their decision to approve and, in the case of the Board, recommend, the Business Combination with Thunder Power . • The exercise of FLFV’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Merger Agreement may result in a conflict of interest when determining whether such changes to the terms of the Merger Agreement or waivers of conditions are appropriate and in the best interests of FLFV’s stockholders . • If FLFV is unable to complete the Business Combination with Thunder Power or another business combination by March 21 , 2024 (or such later date as may be approved by FLFV’s stockholders), its Public Stockholders may receive only approximately $ 10 . 20 per Public Share, or less than such amount in certain circumstances based on the balance of the Trust Account (as of the Record Date), and the FLFV Warrants will expire worthless . • There is no guarantee that a stockholder’s decision to continue to hold shares of FLFV Common Stock following the Business Combination will put the stockholder in a better future economic position than if they decided to redeem their Public Shares for a pro rata portion of the Trust Account, and vice versa . • The consummation of the Business Combination is conditioned on, among other things, there being at least a $ 5 million Available Closing Cash at the Closing . There is no guarantee that there will be a $ 5 million Available Closing Cash . As this condition is for Thunder Power’s benefit, it is possible that Thunder Power could waive it prior to Closing, subject to compliance with applicable Nasdaq listing requirements, although there is no guarantee that Thunder Power would waive this condition . If Thunder Power did waive the condition in these circumstances, it is possible that PubCo would have insufficient capital to conduct and grow its business after the Closing in the manner described in this proxy statement/prospectus or that PubCo would not be able to meet applicable Nasdaq listing requirements . • FLFV may redeem the unexpired FLFV Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your FLFV Warrants worthless . • The listing of PubCo’s securities on Nasdaq will not benefit from the process undertaken in connection with an underwritten initial public offering . • Redemptions of Public Shares by Public Stockholders may affect the market price of PubCo Common Stock . • A new 1 % U . S . federal excise tax could be imposed on FLFV in connection with redemptions .

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